(ICON)

Prudential
Developing
Markets
Equity
Fund

ANNUAL
REPORT
May 31, 1999

(LOGO)

Prudential Developing Markets Equity Fund
A Series of Prudential Developing Markets Fund

Performance at a Glance
Considering that our reporting period included a Russian debt default, global financial panic, and a Brazilian currency devaluation, developing market stocks had a remarkably positive net return. Indeed, the recovery from the steep bear market in August was quicker than we expected. Although our large cash balances and conservative holdings cushioned our fall when stock prices tumbled, they also kept us from fully participating in the strong recovery. We trailed the Lipper Average over the full period primarily because we didn't keep up during the strong gains of March and April 1999.

Cumulative Total Returns1                          As of 5/31/99
                       Since
                     Inception2
Class A                1.60%
Class B                0.90
Class C                0.90
Class Z                1.90
Lipper Emerging
Markets Fund Avg.3     4.28

Average Annual Total Returns1                 As of 6/30/99
             One        Since
             Year    Inception2
Class A      9.53%     9.41%
Class B      9.40     10.26
Class C     12.26     12.09
Class Z     15.60     15.39

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

2 Inception date: Class A, B, C, and Z, 6/26/98.

3 The Lipper Since Inception return is for all funds in each share class in the Emerging Markets Fund category.

How Investments Compared
(As of 5/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report

(PHOTO)
Maria Elena Carrion
Fund Manager

Investment Goals and Style

The Prudential Developing Markets Equity Fund's objective is long-term growth of capital. We pursue our objective by investing primarily in equity-related securities of companies whose principal activities are in countries that are defined as developing by the International
Finance Corporation, the World Bank, or the United
Nations. The Fund looks for above-average growth in earnings per share; high return on invested capital;
healthy balance sheets; strong competitive advantages;
effective research, product development, and marketing;
efficient service; pricing flexibility; strength of management; and a security's price. There can be no assurance that the Fund's investment objective will be achieved.


Performance Review
Investors: Cured of anxiety attacks?

We believe there was a significant shift in the investing environment toward the end of our reporting period. For some time now, deep uncertainties about the economic future have made investors unusually conservative, creating an unfriendly environment for developing market stocks. When Russia defaulted on some of its debt in mid-1998, it threatened a global financial crisis.
Investors, afraid the global economy would spiral down, avoided as much risk as they could, including exposure to any developing countries. These markets began to recover toward the end of 1998, but then another jolt came in January
1999 when Brazil devalued its currency. Surprisingly, the devaluation created relatively little economic turmoil either domestically or in other developing countries, and no stock market panic. Investors took this as a critical cue about the future stability of the global economy and financial markets-- developing market stocks moved up sharply again in March and April. (There was a small consolidation in May.)

Our conservative holdings didn't keep up
Through most of the year, we were positioned defensively. We had completely sold our Russian exposure and held large cash balances when Russia devalued its currency and defaulted on certain bonds. Later in the reporting period, we anticipated the Brazilian devaluation, with more than a quarter of our assets in cash and less than a quarter in Latin America. Although these moves reduced the impact of the two crises on our return, we also benefited less from the subsequent upward bounces. We did move to reposition the portfolio after each crisis, but we were cautious in our timing. (In fact, we particularly like Russia and Brazil in mid-1999.) The net result of our moves was that we trailed the Lipper Average over our reporting period by a few percentage points. Given the turbulence in developing country markets during the past two years, we think that was not an unreasonable price for caution.

Turbulent markets hurt financial stocks
Our return was hurt particularly by many of our financial services stocks, such as Firstrand (South Africa), Grupo Financiero Bancomer and Grupo Financiero Inburso (both Mexico), and Unibanco (Brazil). This sector suffered because its cost of funds rose at the end of the third quarter of 1998 when interest rates for emerging market countries rose sharply. Without the Brazilian devaluation hanging over their heads, and in today's more promising economic environment, we believe the Latin American financial stocks are sound investments.

We did well on Taiwan's technology
Substantial contributions to our return came from two technology companies in Taiwan: Asustek Computer--one of our largest holdings through much of the period--more than doubled; Advance Semiconductor Engineering--a smaller holding--also rose significantly.

In addition, Asian financial companies that rebounded from the crisis made large contributions to our return: Housing
& Commercial Bank (Korea)--among our larger holdings at period end--and Overseas Chinese Bank (Singapore) were particularly large factors. We took our profits on the latter.

We believe commodity prices have bottomed

Most of the world's commodity producers are in the developing markets, so the prospect of a price recovery is a global theme for us. Commodity prices reached historically low levels because first, the economy of the former Soviet Union (then the world's third largest) contracted dramatically after 1989, then (in 1997) Asian economies followed. World demand for many commodities dropped early in the 1990s and then grew only slowly.
As commodity prices kept declining, companies saw no sense in maintaining inventories that would drop in value, so they allowed them to shrink. This added supply. In addition, in the past two years, energy prices were held back by unusually warm winters. Now, the revival of Asian economies is increasing the demand for many commodities, global inventories are low, and there is little excess production capacity. Prices of commodity company stocks are up significantly in 1999, but we believe they have considerable room to move.

Commodity stocks typically rise before the recovery of the commodity itself, as canny investors can foresee the shift in supply/demand balance. So far, the primary commodity that has recovered is oil, which rose early in 1999 when OPEC announced new production constraints.
Oil companies made up 8% of our portfolio on May 31, including three of our 10 largest holdings: Lukoil
(Russia), Petrobras (Petrol Brasileiros, Brazil), and YPF Sociedad Anonima (Argentina). We already have had substantial gains on our Petrobras shares.

Five Largest Holdings
Expressed as a percentage of net assets as of 5/31/99

LUKoil Holding                       2.9%
Russia - Oil & Gas
Exploration/Production

Telecomunicacoes Brasileiras SA      2.8
Brazil - Telecommunications

Grupo Televisa SA                    2.7
Mexico - Media
Asustek Computers, Inc.              2.7
Taiwan - Computers
Petrol Brasileiros                   2.5
Brazil - Oil & Gas
Exploration/Production

Review Cont'd.

It's better after the devaluation

Both Russia and Brazil devalued their currencies during our reporting period. A currency devaluation is a decline in purchasing power, compared to currencies of other countries. Afterward, businesses in devaluing countries have lower domestic costs, compared to firms elsewhere, than they did formerly. Exporters can either reduce prices to increase market share or increase their profit margins.

Commodity producers, whose costs are primarily local labor, particularly benefit. In Russia, we like the oil sector, whose stocks are very inexpensive compared with those of other oil companies. In Brazil, we favor companies that are among the lowest-cost producers in their industries: Companhia Siderurgica Nacional (CSN) is the largest integrated steel producer in Latin America; Companhia Vale do Rio Doce (CVRD) is the world's largest producer of iron ore and pellets; Aracruz Celulose, a pulp and paper company, was among the largest contributors to our return, as paper stocks already had a substantial upward move. Aracruz Celulose is the world's No.1 producer of bleached eucalyptus kraft pulp, which is used to make high-quality tissue, printing, and writing papers.

Looking Ahead
Opportunities everywhere
After five years of trailing the global averages, developing market stocks look like extremely compelling values. Moreover, some of the risks associated with these stocks may have been substantially attenuated because the currency devaluations of the most important at-risk countries are now behind us. One of the few situations in which you can find low prices and reduced risk together is the recovery point after a fall. We believe that is where we are now. With global growth accelerating, the wind may be in the sails of the developing markets.

In addition to the focuses we have mentioned, we also like eastern Europe, which stands to benefit from the accelerating European economy in the second half of 1999. In Asia, our largest focus is Korea. Korea has made the most dramatic reformation of its economy of any Asian nation and is beginning to reap the rewards. Domestic sales are picking up, and Gross Domestic Product (GDP) growth is accelerating. The attraction here is the size of the potential upside.

Portfolio Composition
Countries expressed as a percentage of net assets as of 5/31/99

Asia/Pacific Basin    37%
Latin America         33
Continental Europe    13
Africa                 7
Cash & Equivalents    10

A Message to Our Shareholders                            July 16, 1999
(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, domestic and international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Developing Markets Equity Fund

                                    PRUDENTIAL DEVELOPING MARKETS FUND
Portfolio of Investments as
of May 31, 1999                     PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--90.0%
COMMON STOCKS--83.4%
------------------------------------------------------------
Argentina--2.6%
  35,500     CEI Citicorp Holdings SA
                (Class B Shares)                    $   120,792
   9,800     YPF Sociedad Anonima (ADR)                 412,825
                                                    -----------
                                                        533,617
------------------------------------------------------------
Brazil--6.9%
  11,100     Aracruz Celulose SA (ADR)                  213,675
  20,800     Companhia Cervejaria Brahma (ADR)          213,200
10,300,000   Sider Nacional Cia                         195,058
   7,000     Telecomunicacoes Brasileiras SA
                (ADR)(a)                                584,500
   6,400     Telesp Participacoes SA (ADR)(a)           140,000
   3,200     Unibanco-Uniao de Bancos Brasileiros
                SA (GDR)                                 72,200
                                                    -----------
                                                      1,418,633
------------------------------------------------------------
Chile--2.5%
   5,700     Chilectra SA (ADR)                         130,387
   6,900     Cia de Telecomunicaciones de Chile
                SA (ADR)                                150,075
   6,100     Enersis SA (ADR)                           119,713
   3,200     Sociedad Quimica y Minera de Chile
                SA
                (Series B Shares) (ADR)                 111,600
                                                    -----------
                                                        511,775
------------------------------------------------------------
Egypt--2.3%
   5,300     Al-Ahram Beverages Co. S.A.E
                (GDR)(a)                                159,795
  21,100     Egypt Mobile Phone                         318,100
                                                    -----------
                                                        477,895
Greece--3.8%
  10,675     Chipita International SA(a)            $   253,295
   9,100     Minoan Lines                               261,150
   2,930     Titan Cement Co. SA                        270,574
                                                    -----------
                                                        785,019
------------------------------------------------------------
Hong Kong--0.2%
 194,000     Jiangsu Expressway Co., Ltd.                32,772
------------------------------------------------------------
Hungary--1.9%
   4,100     EGIS Gyogyszergyar Rt.                      85,451
   2,200     Gedeon Richter Rt.                          81,733
   4,300     MOL Magyar Olaj-es Gazipari Rt.
                (GDR)                                   104,920
   5,997     Pannonplast Rt.                            118,475
                                                    -----------
                                                        390,579
------------------------------------------------------------
India--6.4%
   8,000     Bajaj Auto, Ltd. (GDR)                     137,000
     700     Bajaj Auto, Ltd.(a)                         11,988
   7,800     Hindalco Industries, Ltd. (GDR)            111,930
   8,200     ICICI, Ltd.                                 72,160
   1,770     Infosys Technologies, Ltd.(a) (ADR)         88,057
     100     Larsen & Toubro, Ltd.                        1,248
  13,500     Larsen & Toubro, Ltd. (GDR)                168,412
  23,900     Mahanagar Telephone Nigam, Ltd.
                (GDR)                                   216,295
   9,500     Mahindra & Mahindra, Ltd. (GDR)             45,125
  10,800     Ranbaxy Laboratories, Ltd. (GDR)(a)        145,800
  19,800     State Bank of India (GDR)                  208,395
  10,400     Videsh Sanchar Nigam, Ltd. (GDR)(a)        117,520
                                                    -----------
                                                      1,323,930

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                 PRUDENTIAL DEVELOPING MARKETS FUND
Portfolio of Investments as
of May 31, 1999                  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Indonesia--1.8%
7,946,000    PT Bank Internasional Indonesia        $   220,179
   1,500     PT Indosat (Persero) Tbk                     3,048
 130,500     PT Ramayana Lestari Sentosa Tbk             70,714
 147,400     PT Telekomunikasi                           68,526
                                                    -----------
                                                        362,467
------------------------------------------------------------
Israel--2.1%
  50,100     Bank Hapoalim, Ltd.                        126,880
  71,700     Bank Leumi Le Israel                       134,796
  11,000     Blue Square-Israel, Ltd. (ADR)             167,750
                                                    -----------
                                                        429,426
------------------------------------------------------------
Malaysia--0.3%
  31,000     Malaysian Pacific Industries Berhad         61,723
------------------------------------------------------------
Mexico--13.4%
 125,900     Cifra SA de CV (Series V shares)           219,126
 155,800     Control Comerc Mexicana                    150,826
  58,800     Corporacion GEO SA de CV(a)
                (Series B shares)                       224,058
  93,000     Corporativo Fragua SA (Series B
                shares)                                 102,195
  43,600     Fomento Economico Mexico
                SA de CV(a)                             144,585
  55,100     Grupo Carso Global Telecom                 306,426
 545,600     Grupo Financiero Bancomer SA de CV         186,549
  15,900     Grupo Financiero Inbursa SA de CV
                (Series B shares)                        46,668
 116,600     Grupo Industrial Bimbo SA de CV
                (Series A shares)                       225,995
  13,500     Grupo Televisa SA (ADR)                    564,469
   5,100     Telefonos de Mexico SA (ADR)
                (Class L shares)                        407,681
  21,800     Tubos de Acero de Mexico SA                199,814
                                                    -----------
                                                      2,778,392
The Philippines--1.8%
 130,700     Ayala Land, Inc.                       $    42,078
  53,100     Manila Electric Company
                (Series B shares)                       182,814
   5,000     Metropolitan Bank & Trust Company           48,292
   2,000     Philippine Long Distance Telephone          56,242
 187,000     SM Prime Holdings (Class B shares)          40,791
                                                    -----------
                                                        370,217
------------------------------------------------------------
Poland--1.7%
   7,200     Bank Handlowy w Warszawie (GDR)             81,900
   3,200     Bank Rozwoju Eksportu SA                    85,965
  15,100     Orbis SA(a)                                119,319
  12,600     Telekomunikacja Polska SA (GDR)(a)          75,915
                                                    -----------
                                                        363,099
------------------------------------------------------------
Russia--4.6%
  25,300     AO Tatneft (ADR)                            72,738
  16,600     LUKoil Holding (ADR)                       601,750
  37,000     Surgutneftegaz (ADR)                       277,500
                                                    -----------
                                                        951,988
------------------------------------------------------------
South Africa--4.3%
   5,900     Anglo American Corp. of South
                Africa, Ltd.                            267,202
  12,700     Barlow, Ltd.                                59,022
   3,900     Impala Platinum Holdings, Ltd.              93,375
  11,300     Imperial Holdings, Ltd.                     91,994
     101     Nedcor, Ltd.                                 2,020
  13,900     Sasol, Ltd.                                 77,965
  37,970     South African Breweries, Ltd.(a)           304,855
                                                    -----------
                                                        896,433

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                 PRUDENTIAL DEVELOPING MARKETS FUND
Portfolio of Investments as
of May 31, 1999                  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
South Korea--11.3%
  14,300     Housing & Commercial Bank, Korea       $   391,913
  12,000     Kookmin Bank                               181,642
   7,900     Korea Electric Power Corp.                 241,827
  15,190     L.G. Chemical, Ltd.                        298,458
  14,032     L.G. Securities Co.                        236,657
  12,910     Medison Co., Ltd.                          164,389
   3,980     Pusan City Gas Co., Ltd.                   100,687
   9,000     Samsung Electro-Mechanics Company          190,496
   2,761     Samsung Electronics (GDR)                  192,084
  14,600     Shinhan Bank                               142,202
   4,460     Sindo Ricoh Co.(a)                         188,051
     210     Sk Telecom Co., Ltd. (ADR)                   2,993
                                                    -----------
                                                      2,331,399
------------------------------------------------------------
Taiwan--8.9%
  10,000     Advanced Semiconductor Engineering,
                Inc. (GDR)(a)                           157,500
  36,000     Asustek Computer, Inc. (GDR)(a)            555,300
 223,000     Bank Sinopac                               146,621
  30,000     Cathay Life Insurance Co., Ltd.            102,752
 118,799     Compal Electronics, Inc.                   317,887
  50,000     D-Link Corp.                               117,737
   5,000     Hon Hai Precision Industry                  29,358
  32,000     President Chain Store Corp.                101,284
   1,000     Quanta Computer, Inc.                       18,746
 197,000     Taishin International Bank                 135,551
  43,000     Taiwan Semiconductor Manufacturing
                Company                                 154,511
                                                    -----------
                                                      1,837,247
------------------------------------------------------------
Thailand--3.8%
   7,000     Advanced Info Service PLC                   85,237
  19,800     Bangkok Bank Public Co., Ltd.               61,342
  31,000     Bank of Ayudhya Public Co., Ltd.            22,548
  14,400     BEC World Public Co., Ltd.                  75,647
  58,700     Eastern Water Resources Development
                & Management Public Co., Ltd.            77,487
  53,000     Electricity Generating Public Co.,
                Ltd.                                    112,796
  14,000     PTT Exploration & Producton Co.,
                Ltd.                                    113,901
  42,000     Thai Farmers Bank Public Co., Ltd.         115,409
  40,700     Thai Military Bank Public Co., Ltd.         25,218
   4,200     The Siam Cement Co., Ltd.                  109,073
                                                    -----------
                                                        798,658
------------------------------------------------------------
Turkey--1.3%
2,958,000    Akbank T.A.S.                               48,663
5,916,000    Akbank T.A.S.(a)                            97,325
1,061,700    Vestel Elektronik Sanayi ve Ticaret
                A.S.                                    121,221
                                                    -----------
                                                        267,209
------------------------------------------------------------
Venezuela--1.5%
   3,700     C.A. La Electricidad de Caracas
                (ADR)(a)                                 84,637
   9,900     Compania Anonima Nacional Telefonos
                de Venezuela (ADR)                      230,794
                                                    -----------
                                                        315,431
                                                    -----------
             Total common stocks
                (cost $15,023,308)                   17,237,909
                                                    -----------
PREFERRED STOCKS(a)--6.5%
------------------------------------------------------------
Brazil
  15,900     Companhia Vale do Rio Doce                 279,994
5,500,000    Gerdau Metalurgica SA                      127,338
15,400,000   Gerdau SA                                  231,178
3,600,000    Petrol Brasileiros                         509,238
21,100,000   Sider de Tubarao                           188,828
                                                    -----------
             Total preferred stocks
                (cost $1,119,047)                     1,336,576
                                                    -----------
   ------------------------------------------------------------
RIGHTS(a)--0.1%
   ------------------------------------------------------------
Greece--0.0%
   1,200     Alpha Credit Bank
                Expiring 6/9/99                           4,098

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                  PRUDENTIAL DEVELOPING MARKETS FUND
Portfolio of Investments as
of May 31, 1999                   PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
South Korea--0.1%
   1,785     Samsung Electro-Mechanics Company
                Expiring 6/15/99                    $     5,869
     383     Samsung Electronics (GDR)
                Expiring 6/23/99                          4,069
                                                    -----------
                                                          9,938
                                                    -----------
             Total rights
                (cost $0)                                14,036
                                                    -----------
             Total long-term investments
                (cost $16,142,355)                   18,588,521
                                                    -----------
SHORT-TERM INVESTMENT--0.3%
Principal Amount
(000)
   ------------------------------------------------------------
Repurchase Agreement--0.3%
United States
$     51     Joint Repurchase Agreement Account,
                4.795%, 6/1/99
                (cost $51,000; Note 5)                   51,000
                                                    -----------
------------------------------------------------------------
Total Investments--90.3%
             (cost $16,193,355; Note 4)              18,639,521
             Other assets in excess of
                liabilities--9.7%                     2,004,155
                                                    -----------
             Net Assets--100%                       $20,643,676
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
PLC--Public Limited Company.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of May 31, 1999 was as follows:

Oil & Gas Exploration/Production......................   12.0%
Telecommunications Services...........................   11.7
Banking...............................................   11.4
Utilities.............................................    5.7
Computers.............................................    5.3
Steel & Metals........................................    4.7
Beverage..............................................    4.0
Retail................................................    3.9
Media.................................................    3.9
Electronic Components.................................    3.6
Finance...............................................    3.2
Mining................................................    2.7
Food Processing.......................................    2.3
Building & Products...................................    1.8
Real Estate-Development...............................    1.5
Transportation-Road & Rail............................    1.4
Medical Products & Services...........................    1.2
Manufacturing.........................................    1.2
Pharmaceutical........................................    1.1
Chemicals.............................................    1.1
Forestry & Paper......................................    1.0
Automobile Manufacturing..............................    1.0
Office Equipment & Supplies...........................    0.9
Diversified Operations................................    0.7
Lodging...............................................    0.6
Electrical Goods......................................    0.6
Audio/Visual..........................................    0.6
Insurance.............................................    0.5
Aerospace/Defense.....................................    0.4
Short-term investment.................................    0.3
                                                        -----
                                                         90.3%
Other assets in excess of liabilities.................    9.7
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                       PRUDENTIAL DEVELOPING MARKETS FUND
Statement of Assets and Liabilities    PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                             May 31, 1999
Investments, at value (cost $16,193,355).....................................................................      $18,639,521
Foreign currency, at value (cost $1,043,359).................................................................        1,073,995
Cash.........................................................................................................          361,072
Receivable for investments sold..............................................................................          934,908
Deferred organization costs and other assets.................................................................           87,349
Dividends and interest receivable............................................................................           65,966
                                                                                                                   ------------
   Total assets..............................................................................................       21,162,811
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................          382,407
Accrued expenses.............................................................................................           78,243
Withholding tax payable......................................................................................           35,291
Management fee payable.......................................................................................           22,974
Distribution fee payable.....................................................................................              220
                                                                                                                   ------------
   Total liabilities.........................................................................................          519,135
                                                                                                                   ------------
Net Assets...................................................................................................      $20,643,676
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $     2,028
   Paid-in capital in excess of par..........................................................................       20,188,684
                                                                                                                   ------------
                                                                                                                    20,190,712
   Accumulated net investment loss...........................................................................         (121,775 )
   Accumulated net realized loss on investments and foreign currency transactions............................       (1,873,770 )
   Net unrealized appreciation on investments and foreign currency translations..............................        2,448,509
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................      $20,643,676
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share                                                                       $10.16
      ($41,321 / 4,069 shares of beneficial interest issued and outstanding).................................
   Maximum sales charge (5% of offering price)...............................................................              .53
                                                                                                                   ------------
   Maximum offering price to public..........................................................................           $10.69
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share                                                       $10.09
      ($148,443 / 14,717 shares of beneficial interest issued and outstanding)...............................      ------------
                                                                                                                   ------------
Class C:
   Net asset value, redemption price per share                                                                          $10.09
      ($73,513 / 7,288 shares of beneficial interest issued and outstanding).................................
   Sales charge (1% of offering price).......................................................................              .10
                                                                                                                   ------------
   Offering price to public..................................................................................           $10.19
                                                                                                                   ------------
                                                                                                                   ------------
Class Z:
   Net asset value, offering price and redemption price per share                                                       $10.18
      ($20,380,399 / 2,001,488 shares of beneficial interest issued and outstanding).........................      ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
Statement of Operations
------------------------------------------------------------

                                                 June 26, 1998(a)
                                                     Through
Net Investment Loss                                May 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $33,447).............................     $    259,318
   Interest...................................          216,994
                                                 ----------------
      Total income............................          476,312
                                                 ----------------
Expenses
   Management fee.............................          212,953
   Distribution fee--Class A..................               66
   Distribution fee--Class B..................              551
   Distribution fee--Class C..................              246
   Custodian's fees and expenses..............          146,000
   Registration fees..........................           94,000
   Audit fee and expenses.....................           35,000
   Reports to shareholders....................           25,000
   Amortization of organization expenses......           11,627
   Legal fees and expenses....................           10,000
   Trustees' fees.............................            3,500
   Transfer agent's fees and expenses.........            1,000
   Miscellaneous..............................            1,958
                                                 ----------------
      Total expenses..........................          541,901
                                                 ----------------
Net investment loss...........................          (65,589)
                                                 ----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions....................       (1,874,015)
   Foreign currency transactions..............         (127,884)
   Financial futures contracts................              245
                                                 ----------------
                                                     (2,001,654)
                                                 ----------------
Net unrealized appreciation on:
   Investments................................        2,446,166
   Foreign currencies.........................            2,343
                                                 ----------------
                                                      2,448,509
                                                 ----------------
Net gain on investments and foreign
   currencies.................................          446,855
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................     $    381,266
                                                 ----------------
                                                 ----------------

---------------
(a) Commencement of investments operations.

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                               June 26, 1998(a)
Increase (Decrease) in                             Through
Net Assets                                       May 31, 1999
Operations
   Net investment loss.......................    $    (65,589)
   Net realized loss on investment and
      foreign
      currency transactions..................      (2,001,654)
   Net unrealized appreciation of investments
      and foreign currencies.................       2,448,509
                                               ----------------
   Net increase in net assets resulting from
      operations.............................         381,266
                                               ----------------
Series share transactions (Note 6)
   Net proceeds from shares sold.............      20,346,784
   Cost of shares reacquired.................        (134,374)
                                               ----------------
   Net increase in net assets from Series
      share transactions.....................      20,212,410
                                               ----------------
Total increase...............................      20,593,676
Net Assets
Beginning of period..........................          50,000
                                               ----------------
End of period................................    $ 20,643,676
                                               ----------------
                                               ----------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                    PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements       PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
Prudential Developing Markets Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of two series: Prudential Developing Markets Equity Fund (the 'Series') and Prudential Latin America Equity Fund. The Fund was organized as a business trust in Delaware on October 24, 1997. The Series had no significant operations other than the issuance of 1,250 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $50,000 on June 16, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Prudential Developing Markets Equity Fund commenced investment operations on June 26, 1998.

The investment objective of the Series is to achieve long-term growth of capital through investment in equity related securities of companies whose principal activities are in developing markets throughout the world. Under normal circumstances, the Series intends to invest at least 65% of its total assets in such securities.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadvisor, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadvisor.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency losses are included in the reported net realized loss on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
--------------------------------------------------------------------------------
                                       10

                                   PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements      PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gain on such securities.

Deferred Organization Cost: The Series incurred approximately $62,000 in connection with the organization of the Series. Organization costs are being amortized over a period of 60 months ending June 2003.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized loss on investments and foreign currency transactions by $127,884, increase accumulated net investment loss by $56,186 and decrease paid-in capital in excess of par by $71,698 due to nondeductible stock issuance expenses and realized foreign currency losses. Net investment loss, net realized loss and net assets were not affected by these changes.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the Subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadvisor's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
--------------------------------------------------------------------------------
                                       11

                                   PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements      PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the period ended May 31, 1999.

PIMS has advised the Series that for the period ended May 31, 1999, it received approximately $600 in front-end sales charges resulting from sales of Class C shares. No front-end sales charges were received from sales of Class A shares.

PIMS has advised the Series that for the period ended May 31, 1999, it received approximately $500 in contingent deferred sales charges imposed upon redemptions by Class B shareholders. No contingent deferred sales charges were received upon redemptions by Class C shareholders.

PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the period ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended May 31, 1999, the Series incurred fees of approximately $300 for the services of PMFS. As of May 31, 1999 approximately $50 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the period ended May 31, 1999 were $63,801,002 and $45,791,072, respectively.

The United States federal income tax basis of the Series' investments as of May 31, 1999 was $16,229,331 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $2,410,190 (gross unrealized appreciation--$3,004,154, gross unrealized depreciation--$593,964).

For federal income tax purposes, the Series has a capital loss carryforward at May 31, 1999 of approximately $1,837,800 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. In addition, the Series is electing to treat net currency losses of approximately $86,500 incurred in the seven-month period ended May 31, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1999, the Series had a .01% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $51,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.

Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.
--------------------------------------------------------------------------------
                                       12

                                   PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements      PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
Deutsche Bank Securities Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.

Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.

------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 2,027,562 shares of beneficial interest issued and outstanding at May 31, 1999, Prudential owned 2,012,687.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A                                  Shares       Amount
--------------------------------------  ---------   -----------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................      2,819   $    25,830
                                        ---------   -----------
                                        ---------   -----------
Class B
--------------------------------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................     13,881   $   134,932
Shares reacquired.....................       (414)       (3,466)
                                        ---------   -----------
Net increase in shares outstanding....     13,467   $   131,466
                                        ---------   -----------
                                        ---------   -----------
Class C
--------------------------------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................     18,225   $   183,754
Shares reacquired.....................    (12,187)     (130,697)
                                        ---------   -----------
Net increase in shares outstanding....      6,038   $    53,057
                                        ---------   -----------
                                        ---------   -----------
Class Z
--------------------------------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................  2,000,257   $20,002,268
Shares reacquired.....................        (19)         (211)
                                        ---------   -----------
Net increase in shares outstanding....  2,000,238   $20,002,057
                                        ---------   -----------
                                        ---------   -----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       13

                                  PRUDENTIAL DEVELOPING MARKETS FUND
Financial Highlights              PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

                                                                June 26, 1998(a) Through May 31, 1999
                                                             -------------------------------------------
                                                             Class A     Class B     Class C     Class Z
                                                             -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................   $10.00      $10.00      $10.00      $ 10.00
                                                             -------     -------     -------     -------
Income from investment operations:
Net investment loss(d)....................................     (.05 )      (.10 )      (.10 )       (.03)
Net realized and unrealized gain on investment and foreign
   currency transactions..................................      .21         .19         .19          .21
                                                             -------     -------     -------     -------
   Total from investment operations.......................      .16         .09         .09          .18
                                                             -------     -------     -------     -------
Net asset value, end of period............................   $10.16      $10.09      $10.09      $ 10.18
                                                             -------     -------     -------     -------
                                                             -------     -------     -------     -------
TOTAL RETURN(a)...........................................     1.60%        .90%        .90%        1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................   $   41      $  148      $   74      $20,380
Average net assets (000)..................................   $   29      $   59      $   27      $18,337
Ratios to average net assets:(b)
   Expenses, including distribution fees..................     3.43%       4.18%       4.18%        3.18%
   Expenses, excluding distribution fees..................     3.18%       3.18%       3.18%        3.18%
   Net investment loss....................................     (.55)%     (1.21)%     (1.21)%       (.38)%
Portfolio turnover rate...................................      345%        345%        345%         345%

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                       PRUDENTIAL DEVELOPING MARKETS FUND
Report of Independent Accountants      PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Developing Markets Fund--
Prudential Developing Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Developing Markets Fund--Prudential Developing Markets Equity Fund (the 'Fund') at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 26, 1998 (commencement of operations) through May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1999
--------------------------------------------------------------------------------
                                       15

Comparing a $10,000 Investment

Prudential Developing Markets Equity Fund vs. the Morgan Stanley
Capital International Emerging Markets Free Index

Class A
(GRAPH)

Class B
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Developing Markets Equity Fund (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (the MSCI EMF Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (May 31), as measured on a quarterly basis, beginning in 1998 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on May 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Since the Fund has been in existence less than a year, no average annual total returns are

Class C
(GRAPH)

Class Z
(GRAPH)

presented. Class B shares will automatically convert to Class
A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

The MSCI EMF Index is a weighted index comprising approximately 965 companies representing countries from Asia, Africa, Europe, and North and South America. MSCI Free Indexes account for the actual buyable securities available to foreign investors by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. The MSCI EMF Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the MSCI EMF Index may differ substantially from the securities in the Fund. The MSCI EMF Index is not the only index that may be used to characterize performance of global equity funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74431P108    74431P306    MF179E
74431P207    74431P405

(ICON)
Prudential
Latin
America
Equity
Fund

ANNUAL
REPORT
May 31, 1999

(LOGO)

Prudential Latin America Equity Fund
A Series of Prudential Developing Markets Fund

Performance at a Glance
In a period that included a global financial panic (triggered by a Russian debt default) and a Brazilian currency devaluation, the remarkable news is that the Latin American stock market decline was in the single digits. Recovery from Brazil's devaluation was very swift, by historical standards, reflecting strong investor confidence in Latin America's commitment to free markets and economic discipline. We outperformed the Lipper Average primarily because we anticipated the Brazilian devaluation with a very defensive portfolio.

Cumulative Total Returns1                         As of 5/31/99
                           Since
                         Inception2
Class A                   -7.00%
Class B                   -7.70
Class C                   -7.70
Class Z                   -6.90
Lipper Latin
American Fund Avg.3       -8.89

Average Annual Total Returns1As of 6/30/99
             One         Since
             Year     Inception2
Class A     -3.96%     -3.15%
Class B     -4.70      -2.86
Class C     -1.71      -0.90
Class Z     1.29        2.07

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class
C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

2 Inception date: Class A, B, C, and Z, 6/26/98.

3 The Lipper Since Inception return is for all funds in each share class in the Latin American Fund category.

How Investments Compared
(As of 5/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report

(PHOTO)
Maria Elena Carrion
Fund Manager

Investment Goals and Style
The Prudential Latin America Equity Fund's objective is long-term growth of capital by investing primarily in equity-related securities of companies domiciled or doing business principally in Latin America. The Fund looks for above-average growth in earnings per share; high return on invested capital; healthy balance sheets; strong competitive advantages; effective research, product development, and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics that will allow the companies to compete successfully in their marketplace. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Performance Review
A new stability in Latin American markets

We recognize a 7% decline in asset value is disappointing, but it could have been much worse. Recall that in Asia's 1997 crisis, the MSCI Far East Emerging Market Index showed a 44% 12-month loss to U.S. dollar-based investors. In the past, a crisis in one emerging market hurt all, and we feared that when Russia defaulted on some bonds, it would drive capital from Latin
America. Moreover, we believed that Brazil's current account deficit, which was a large 4% of Gross Domestic Product (GDP), would force a currency devaluation. It did. In the past, that also would have driven investors from Latin American markets. Instead, despite the January devaluation, market reaction was focused and proportionate. By March, Brazil was able to begin to reduce its interest rates gradually, and its stock prices began to recover. This bodes well for the future of Latin
American stocks.

We were right about the
Brazilian devaluation

When we opened the Fund, Brazil's currency policy was a "crawling peg"--a limit on the price movements of the real (Brazil's currency) against the U.S. dollar to 7% a year. We believed the real was overvalued: a large current account deficit meant Brazil was sending more money abroad than was coming into the country. Its exports were too expensive and imports too cheap when translated into reals. We anticipated that Brazil would be forced to devalue the real and would face an economic recession. (A devaluation would increase the costs of imported goods reducing the purchasing power in Brazil.
That would slow its economy.)

To defend against a devaluation, we maintained a high cash balance (about 40% in January). We also had invested less in Brazil (as low as 18%) than its benchmark weight.
Instead, we focused on Mexico, whose well-managed economy has much stronger trade links to the United States than to Brazil. These steps were the primary reason we beat the Lipper Average. Our Mexican investments benefited from the strong U.S. economy and also from a jump in oil prices. Mexican companies--Grupo Televisa (the largest Spanish-language media company in the world), Telmex, and Cifra (a majority Wal-Mart-owned retail chain)--were among the largest contributors to our return. In our reduced Brazil holdings, we had focused on export-oriented companies, such as
Aracruz Celulose (paper) and Companhia Vale do Rio Doce
(iron). These, too, made substantial contributions to our performance.

These defensive moves paid off when Brazil decided in January to allow the real to reach its natural market-driven level. As we expected, the result was an economic contraction in Brazil and Argentina, while Mexico's economy continued to expand.

Some financial stocks were
hurt by the uncertainty

Our return was hurt somewhat by our financial services stocks, such as Grupo Financiero Bancomer and Grupo
Financiero Inburso (both Mexico), and Unibanco (Brazil).
This sector suffered because its cost of funds rose at the end of the third quarter of 1998 when interest rates throughout the region rose sharply.

Its cheaper currency now
gives Brazil an advantage

The cheaper real gives Brazilian exports a competitive advantage. Consequently, we have increased our Brazilian holdings to 34% of our assets, favoring commodity producers who now enjoy some of the lowest production costs in the world. Petrobras (oil), Companhia Vale do Rio Doce, and
Gerdau (steel) were among our 10 largest holdings on May
31. We took some profits on Aracruz Celulose, which more than quadrupled in value, but it remains in our portfolio.

Commodity producers
enjoy growing demand

We have focused on commodity producers elsewhere in Latin
America as well. Commodity prices had reached historically low levels because first, the economy of the former Soviet
Union (then the world's third largest) contracted dramatically after 1989, then (in 1997) Asian economies followed. World demand for many commodities actually dropped early in the 1990s and then increased only slowly. As commodity prices kept declining, companies saw no sense in maintaining inventories that would drop in value, so they allowed them to shrink. In addition, in the past two years, energy prices were held back by unusually warm winters as well. Now, the revival of Asian economies is increasing the demand for many commodities, global inventories are low, and there is little excess production capacity. Prices of commodity company stocks are up significantly in 1999, but we believe they have considerable room to move. In addition to our Brazilian producers, we have a substantial position in YPF Sociedad Anonima (oil, Argentina).

Mexico's economy is growing

Although Latin American economies are surviving Brazil's devaluation better than might have been expected, Mexico has the only large economy that has actually grown over the past year. We think it will continue to do well. We favor companies that are positioned to benefit from growth.
On May 31, Mexico was our largest country concentration, with Telmex (telecommunications) and Grupo Televisa (media) among our top five holdings. We also have large holdings in Carso Global Telecom (a telecommunications holding company that owns nearly a quarter of Telmex and nearly half of U.S.-based Prodigy

Portfolio Composition
Countries expressed as a percentage of net assets as of 5/31/99

Mexico                 35%
Brazil                 34
Argentina               7
Chile                   7
Venezuela               4
Cash & Equivalents     13


Five Largest Holdings
Expressed as a percentage of net assets as of 5/31/99

Telecomunicacoes Brasileiras SA     7.5%
Brazil-Telecommunications

Grupo Televisa SA                   7.2
Mexico-Media

YPF Sociedad Anonima                5.3
Argentina-Oil & Gas
Exploration/Production

Telefonos de Mexico SA              5.2
Mexico-Telecommunications

Petrol Brasileiros                  4.8
Brazil-Oil & Gas
Exploration/Production

Review Cont'd.

Communications) and Corporation Geo (an international housing construction firm).

In contrast, we are underweighting Argentina compared with our benchmark. We believe it will continue to be adversely affected by the devaluation in Brazil, its largest trading partner, and will also be hurt by any increase in U.S. interest rates.
Since the Argentine currency is pegged to the U.S. dollar--the exchange rate is fixed--it is likely to rise in value with the dollar as a result of higher U.S. interest rates. Argentina's Brazilian customers, who already have seen a rise in the price of imports when their own currency fell, will see a further increase in the cost of Argentine imports. Sales are likely to decline.

Looking Ahead
Last year we were pessimistic about the near-term outlook for Latin America. We were right. Brazil, Argentina, Chile, and Venezuela have seen their economies shrink. Only Mexico, which survived its crisis a few years earlier, has been growing. But we have been pleasantly surprised by the way Brazil managed its crisis. Now, we expect a resumption and acceleration of economic growth in Latin America continuing into the year
2000. As the global economy speeds up, the increased demand for commodities should relieve a sector that has been a wet blanket on Latin American economies for some time. The process of privatization of inefficient government monopolies continues.

Together with the greater focus on fiscal discipline, it should create an environment that fosters both domestic and foreign investment. We are more optimistic than we have been for some time.

A Message to Our Shareholders                        July 16, 1999
(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments.
The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, domestic and international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Latin America Equity Fund

                                         PRUDENTIAL DEVELOPING MARKETS FUND
Portfolio of Investments as of
May 31, 1999                             PRUDENTIAL LATIN AMERICA EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--87.2%
COMMON STOCKS--62.1%
------------------------------------------------------------
Argentina--6.8%
  22,900     CEI Citicorp Holdings SA (Class B
                shares)                              $   77,919
   6,300     YPF Sociedad Anonima (ADR)                 265,388
                                                     ----------
                                                        343,307
------------------------------------------------------------
Brazil--8.8%
   7,100     Aracruz Celulose SA (ADR)                  136,675
  13,400     Companhia Cerveja Brahma (ADR)             137,350
6,600,000    Sider Nacional Cia                         124,988
   2,000     Unibanco-Uniao de Bancos Brasileiros
                SA (GDR)                                 45,125
                                                     ----------
                                                        444,138
------------------------------------------------------------
Chile--6.8%
   4,000     Chilectra SA (ADR)                          91,500
   4,500     CIA de Telecomunicaciones de Chile SA
                (ADR)                                    97,875
   3,900     Enersis SA (ADR)                            76,537
   2,200     Sociedad Quimica Y Minera de Chile SA
                (Series B shares) (ADR)                  76,725
                                                     ----------
                                                        342,637
------------------------------------------------------------
Mexico--35.5%
  35,200     Carso Global Telecom (Series A
                shares)                                 195,757
  81,400     Cifra SA de CV (Series V shares)           141,674
 100,700     Controladora Comerical Mexicana SA de
                CV                                       97,485
  42,800     Corporacion GEO SA de CV
                (Series B shares)                       163,089
  62,000     Corporativo Fragua SA (Series B
                shares)                                  68,130
  29,000     Fomento Economico Mexico SA(a)              96,169
 273,200     Grupo Financiero Bancomer SA de CV          93,411
  10,100     Grupo Financiero Inbursa SA de CV
                (Series B shares)                    $   29,645
  75,000     Grupo Industrial Bimbo SA de CV
                (Series A shares)                       145,366
   8,700     Grupo Televisa SA (GDR)                    363,769
   3,300     Telefonos de Mexico SA (ADR)
                (Class L shares)                        263,794
  14,100     Tubos de Acero de Mexico SA (ADR)          129,238
                                                     ----------
                                                      1,787,527
------------------------------------------------------------
Venezuela--4.2%
   2,300     C.A. La Electricidad de Caracas (ADR)       52,613
   6,600     Compania Anonima Nacional Telefonos
                de Venezuela (ADR)                      153,862
                                                     ----------
                                                        206,475
                                                     ----------
             Total common stocks
                (cost $2,713,169)                     3,124,084
                                                     ----------
PREFERRED STOCKS--25.1%
------------------------------------------------------------
Brazil
  11,500     Companhia Vale do Rio Doce(a)              202,512
10,300,000   Gerdau SA(a)                               154,619
3,600,000    Gerdau Metalurgica SA(a)                    83,349
1,700,000    Petrol Brasileiros(a)                      240,473
13,600,000   Sider De Tubarao(a)                        121,709
   4,500     Telecomunicacoes Brasileiras SA(a)
                (ADR)                                   375,750
   4,000     Telesp Participacpoes SA, $1.21 (ADR)       87,500
                                                     ----------
             Total preferred stocks
                (cost $1,083,773)                     1,265,912
                                                     ----------
             Total long-term investments
                (cost $3,796,942)                     4,389,996
                                                     ----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                         PRUDENTIAL DEVELOPING MARKETS FUND
Portfolio of Investments as of
May 31, 1999                             PRUDENTIAL LATIN AMERICA EQUITY FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENT--9.4%
------------------------------------------------------------
Repurchase Agreement
United States
$    472     Joint Repurchase Agreement Account,
                4.795%, 6/1/99
                (cost $472,000; Note 5)              $  472,000
                                                     ----------
------------------------------------------------------------
Total Investments--96.6%
             (cost $4,268,942; Note 4)                4,861,996
             Other assets in excess of
                liabilities--3.4%                       170,754
                                                     ----------
             Net Assets--100%                        $5,032,750
                                                     ----------
                                                     ----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of May 31, 1999 was as follows:

Telecommunications....................................   23.3%
Oil & Gas Exploration/Production......................   10.1
Steel & Metals........................................    9.8
Media.................................................    7.2
Retail................................................    6.1
Beverages.............................................    4.6
Mining................................................    4.0
Real Estate-Development...............................    3.3
Food Processing.......................................    2.9
Banking...............................................    2.8
Forest & Paper........................................    2.7
Utilities.............................................    2.6
Manufacturing.........................................    2.4
Finance...............................................    2.1
Electrical & Electronics..............................    1.8
Chemicals.............................................    1.5
Short-term investment.................................    9.4
                                                        -----
                                                         96.6%
Other assets in excess of liabilities.................    3.4
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                           PRUDENTIAL DEVELOPING MARKETS FUND
Statement of Assets and Liabilities        PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                             May 31, 1999
Investments, at value (cost $4,268,942)......................................................................       $4,861,996
Foreign currency, at value (cost $85,153)....................................................................           85,123
Cash.........................................................................................................           19,533
Receivable for investments sold..............................................................................          184,246
Deferred organization costs and other assets.................................................................           41,661
Dividends and interest receivable............................................................................           24,796
Receivable for Series shares sold............................................................................            5,015
                                                                                                                   ------------
   Total assets..............................................................................................        5,222,370
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................          103,733
Accrued expenses and other liabilities.......................................................................           77,814
Management fee payable.......................................................................................            5,711
Withholding taxes payable....................................................................................            2,167
Distribution fee payable.....................................................................................              195
                                                                                                                   ------------
   Total liabilities.........................................................................................          189,620
                                                                                                                   ------------
Net Assets...................................................................................................       $5,032,750
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................       $      541
   Paid-in capital in excess of par..........................................................................        5,164,106
                                                                                                                   ------------
                                                                                                                     5,164,647
   Accumulated net investment loss...........................................................................          (62,356)
   Accumulated net realized loss on investments and foreign currency transactions............................         (662,565)
   Net unrealized appreciation on investments and foreign currency translations..............................          593,024
                                                                                                                   ------------
Net assets, May 31, 1999.....................................................................................       $5,032,750
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share                                                                        $9.30
      ($96,150 / 10,341 shares of beneficial interest issued and outstanding)................................
   Maximum sales charge (5% of offering price)...............................................................              .49
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $9.79
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share                                                        $9.23
      ($233,835 / 25,344 shares of beneficial interest issued and outstanding)...............................      ------------
                                                                                                                   ------------
Class C:
   Net asset value and redemption price per share                                                                        $9.23
      ($15,351 / 1,664 shares of beneficial interest issued and outstanding).................................
   Sales charge (1% of offering price).......................................................................              .09
                                                                                                                   ------------
   Offering price to public..................................................................................            $9.32
                                                                                                                   ------------
                                                                                                                   ------------
Class Z:
   Net asset value, offering price and redemption price per share                                                        $9.31
      ($4,687,414 / 503,323 shares of beneficial interest issued and outstanding)............................      ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
Statement of Operations
------------------------------------------------------------

                                              June 26, 1998(a)
                                                  Through
Net Investment Loss                             May 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $10,235)....................      $   80,872
   Interest................................          53,522
                                              ----------------
      Total income.........................         134,394
                                              ----------------
Expenses
   Management fee..........................          49,884
   Distribution fee--Class A...............              84
   Distribution fee--Class B...............             629
   Distribution fee--Class C...............              98
   Custodian's fees and expenses...........         113,000
   Registration fees.......................          86,000
   Audit fee and expenses..................          35,000
   Reports to shareholders.................          25,000
   Legal fees and expenses.................          15,000
   Amortization of organizational costs....           8,304
   Trustees' fees..........................           3,500
   Transfer agent's fees and expenses......           1,000
   Miscellaneous...........................           1,267
                                              ----------------
      Total expenses.......................         338,766
                                              ----------------
Net investment loss........................        (204,372)
                                              ----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on:
   Investment transactions.................        (662,565)
   Foreign currency transactions...........         (64,716)
                                              ----------------
                                                   (727,281)
                                              ----------------
Net unrealized appreciation/depreciation on:
   Investments.............................         593,054
   Foreign currencies......................             (30)
                                              ----------------
                                                    593,024
                                              ----------------
Net loss on investments and foreign
   currencies..............................        (134,257)
                                              ----------------
Net Decrease in Net Assets
Resulting from Operations                        $ (338,629)
                                              ----------------
                                              ----------------

---------------
(a) Commencement of investment operations.


PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                 June 26, 1998(a)
Increase (Decrease) In                               Through
Net Assets                                         May 31, 1999
Operations
   Net investment loss.........................     $ (204,372)
   Net realized loss on investment and foreign
      currency transactions....................       (727,281)
   Net unrealized appreciation of investments
      and foreign currencies...................        593,024
                                                 ----------------
   Net decrease in net assets resulting from
      operations...............................       (338,629)
                                                 ----------------
Series share transactions (Note 6)
   Net proceeds from shares sold...............      5,502,477
   Cost of shares redeemed.....................       (181,098)
                                                 ----------------
   Net increase in net assets from Series share
      transactions.............................      5,321,379
                                                 ----------------
Total increase.................................      4,982,750
Net Assets
Beginning of period............................         50,000
                                                 ----------------
End of period..................................     $5,032,750
                                                 ----------------
                                                 ----------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                       PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements          PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
Prudential Developing Markets Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of two series: Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund (the 'Series'). The Fund was organized as a business trust in Delaware on October 24, 1997. The Series had no significant operations other than the issuance of 1,250 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $50,000 on June 16, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Prudential Latin America Equity Fund commenced investment operations on June 26, 1998.

The investment objective of the Series is to achieve long-term growth of capital through investments in equity related securities of companies domiciled in or doing business principally in Latin America. 'Latin America' is defined as Mexico and all countries located in Central America and South America. Under normal circumstances, the Series intends to invest at least 65% of its total assets in such securities.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadvisor, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadvisor. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency losses are included in the reported net realized loss on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
--------------------------------------------------------------------------------
                                       8

                                   PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements      PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gain on such securities.

Deferred Organization Cost: The Series incurred approximately $45,000 in connection with the organization of the Series. Organization costs are being amortized over a period of 60 months ending June 2003.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease paid-in capital by $206,732, decrease accumulated net investment loss by $142,016 and decrease accumulated net realized loss on investments and foreign currency transactions by $64,716 due to the Fund experiencing a net investment loss, realized foreign currency losses and nondeductible stock issuance expenses. Net investment loss, net realized loss and net assets were not affected by these changes.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the Subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the period ended May 31, 1999.

PIMS has advised the Series that for the period ended May 31, 1999, it received approximately $600 in front-end sales charges resulting from sales of Class A shares. No front-end sales charges were received from sales of Class C shares. PIMS has advised the Series that for the period ended May 31, 1999, it has not received any contingent deferred sales charges imposed upon redemptions by Class B and Class C shareholders.
--------------------------------------------------------------------------------
                                       9

                                         PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements            PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Series did not borrow any amounts pursuant to either agreement during the period ended May 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended May 31, 1999, the Series incurred fees of approximately $400 for the services of PMFS. As of May 31, 1999 approximately $100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the period ended May 31, 1999 were $18,974,834 and $14,517,817, respectively.

The United States federal income tax basis of the Series' investments as of May 31, 1999 was $4,291,348 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $570,648 (gross unrealized appreciation--$662,017, gross unrealized depreciation--$91,369).

For federal income tax purposes, the Series has a capital loss carryforward at May 31, 1999 of approximately $640,200 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. In addition, the Series is electing to treat net currency losses of approximately $60,200 incurred in the seven-month period ended May 31, 1999 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1999, the Series had a .07% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $472,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

Bear, Stearns & Co. Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.

Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.

Deutsche Bank Securities, Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.

Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.

------------------------------------------------------------
Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 540,672 shares of beneficial interest issued and outstanding at May 31, 1999, Prudential owned 503,750.
--------------------------------------------------------------------------------
                                       10

                                       PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements          PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
The Series has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.......................       12,779    $     119,093
Shares reacquired.................       (3,688)         (33,811)
                                    -----------    -------------
Net increase in shares
  outstanding.....................        9,091    $      85,282
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.......................       38,116    $     339,380
Shares reacquired.................      (14,022)        (126,738)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       24,094    $     212,642
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.......................          414    $       4,264
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.......................      504,850    $   5,039,740
Shares reacquired.................       (2,777)         (20,549)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      502,073    $   5,019,191
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       11

                                            PRUDENTIAL DEVELOPING MARKETS FUND
Financial Highlights                        PRUDENTIAL LATIN AMERCIA EQUITY FUND
--------------------------------------------------------------------------------

                                                                                     June 26, 1998(a) through May 31, 1999
                                                                                -----------------------------------------------
                                                                                Class A      Class B      Class C      Class Z
                                                                                --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................................     $10.00       $10.00       $10.00       $10.00
                                                                                --------     --------     --------     --------
Income from investment operations:
Net investment loss(d)......................................................       (.20)        (.29)        (.46)        (.40)
Net realized and unrealized gain (loss) on investment and foreign currency
   transactions.............................................................       (.50)        (.48)        (.31)        (.29)
                                                                                --------     --------     --------     --------
   Total from investment operations.........................................       (.70)        (.77)        (.77)        (.69)
                                                                                --------     --------     --------     --------
Net asset value, end of period..............................................     $ 9.30       $ 9.23       $ 9.23       $ 9.31
                                                                                --------     --------     --------     --------
                                                                                --------     --------     --------     --------
TOTAL RETURN(b).............................................................      (7.00)%      (7.70)%      (7.70)%      (6.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................................     $   96       $  234       $   15       $4,687
Average net assets (000)....................................................     $   36       $   68       $   11       $4,207
Ratios to average net assets:(c)
   Expenses, including distribution fees....................................       8.72%        9.47%        9.47%        8.47%
   Expenses, excluding distribution fees....................................       8.47%        8.47%        8.47%        8.47%
   Net investment loss......................................................      (2.61)%      (3.95)%      (6.07)%      (5.16)%
Portfolio turnover rate.....................................................        448%         448%         448%         448%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                         PRUDENTIAL DEVELOPING MARKETS FUND
Report of Independent Accountants        PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Developing Markets Fund--
Prudential Latin America Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Developing Markets Fund--Prudential Latin America Equity Fund (the 'Fund') at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 26, 1998 (commencement of operations) through May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
July 20, 1999
--------------------------------------------------------------------------------

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period.
Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment

Prudential Latin America Equity Fund vs. the Morgan Stanley
Capital International Emerging Markets Free Latin America Index

Class A
(GRAPH)


Class B
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Latin America Equity Fund (Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International Emerging
Markets Free Latin America Index (the MSCI EMF Latin
America Index) by portraying the account values at the commencement of operations of Class A, B, C, and Z shares, and at the end of the fiscal year (May 31), as measured on a quarterly basis, beginning in 1998 for Class A, B, C, and Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on May 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Since the Fund has been in existence less than a year, no average

Class C
(GRAPH)

Class Z
(GRAPH)

annual total returns are presented. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fee.

The MSCI EMF Latin America Index is a weighted index comprising approximately 190 companies representing Latin American countries. MSCI Free Indexes account for the actual buyable securities available to foreign investors by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. The MSCI EMF Latin America Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
The securities in the MSCI EMF Latin America Index may differ substantially from the securities in the Fund.
The MSCI EMF Latin America Index is not the only index that may be used to characterize performance of global equity funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74437M109     74437M307     MF180E
74437M208     74437M406